SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2012

SUNRISE REAL ESTATE GROUP, INC.

(Exact name of registrant as specified in its charter)

Texas	000-32585	75-2713701
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Hengfeng Road No.638, Fl. 25, Bldg A.

Shanghai, PRC 200070

Registrant's telephone number, including area code (86)-21-6167-2855

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 24, 2012 our independent accountants, Kenne Ruan, CPA, P.C., (“Kenne Ruan”) advised Sunrise Real Estate Group, Inc. (the “Company”) that they identified an error on the consolidated financial statements for the year ended December 31, 2011 and such financial statements shall not be relied upon. The error was a miscalculation in our underwriting sales revenue and cost of sales under the Statement of Financial Accounting Standards No. 66 (“SFAS 66”). Proposed adjusted numbers to correct such error are summarized in the exhibit filled hereto.

On August 15, 2012, the Company concluded after an internal review that the previously issued consolidated financial statements for the year ended December 31, 2011 contained in the Company’s Annual Report on Form 10-K should no longer be relied upon because of an error in the Annual Report, and that those financial statements shall be restated to make the necessary accounting corrections and the Company completed the summary of the revisions to the financial statements. Furthermore, the financial statements contained in the quarterly report on Form 10-Q for the quarter ended March 31, 2012 should no longer be relied upon to the extent that such financial statements contain financial results at December 31, 2011. The error was a miscalculation in our underwriting sales revenue and cost of sales under SFAS 66. The Company has determined that the error materially affected the accuracy of the consolidated statements and as such has agreed on restating the financial statements to adjust for the error. The Company will file an amendment to the Annual Report for the year ended December 31, 2011 on Form 10-K/A and amendment to the Quarterly Report for the three months ended March 31, 2012 on form 10-Q/A.

Wang Wen Yang, our chief financial officer, has discussed with Kenne Ruan the matters disclosed in this Current Report on Form 8-K.

The Company provided a copy of the disclosures to Kenne Ruan pursuant to this Item 4.02, and we requested Kenne Ruan to furnish the Company a letter addressed to the Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. Kenne Ruan has provided a letter addressed to the Commission dated August 17, 2012, and a copy of such letter is filed as an exhibit herein.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Description of Exhibits

7.1	Letter from Kenne Ruan, CPA, P.C. dated August 17, 2012
99.1	Financial Statement Adjustment Summary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2012

SUNRISE REAL ESTATE GROUP, INC.

By:	/s/ Wang Wen Yan
Name: Wang Wen Yan
Chief Financial Officer